OTHER EXPENSES (INCOME)	12 Months Ended
Dec. 31, 2020
OTHER EXPENSES (INCOME)
OTHER EXPENSES (INCOME)

21.  OTHER EXPENSES (INCOME)

The following table sets out amounts recognized in the other expenses (income) line item in the consolidated statements of income:

	Year Ended December 31,
	2020	2019
Loss on disposal of property, plant and mine development (Note 8 )	$14,182	$11,907
Interest income	(4,867)	(6,688)
Temporary suspension and other costs due to COVID-19	33,540	-
Other	5,379	(18,388)
Total other expenses (income)	$48,234	$(13,169)

In response to an order by the Government of Quebec, issued on March 23, 2020 (the "Quebec Order"), to close all non-essential businesses as a result of the COVID-19 pandemic, the Company took steps to ramp down its mining and exploration activities in the Abitibi region of Quebec (the LaRonde, LaRonde Zone 5, Goldex and Canadian Malartic mines and exploration activities). Each of these sites and properties remained on temporary suspension until April 15, 2020, and minimal work took place during that time. The Company also temporarily reduced activities at the Meliadine mine and Meadowbank Complex in Nunavut, which are serviced out of Quebec, until June 2020.

On April 2, 2020, the Government of Mexico issued a decree (the "Decree") relating to the COVID-19 pandemic requiring that all non-essential businesses suspend operations.  In response to the Decree  mining operations at the Company’s Mexico operations (Pinos Altos, Creston Mascota and La India mines) were ramped down. Most of the activity at these operations were suspended by the Company until May 18, 2020, with the exception of heap leaching activities at the Creston Mascota and La India mines.

Following the period of temporary suspension or reduced operations in Canada and Mexico, activities were sustained at or near normal levels throughout the remainder of 2020.

Temporary suspension and other costs due to the COVID-19 pandemic include primarily payroll and other incidental costs associated with maintaining the sites and properties, and payroll costs associated with employees who were not working during the period of reduced or suspended operations. These expenses also include payroll costs of employees who could not work following the period of temporary suspension or reduced operations due to the Company's effort to prevent or curtail community transmission of COVID-19, primarily in Nunavut.

All other costs incurred during the period of temporary suspension or reduced operations such as payroll costs associated with employees working remotely and performing their regular duties as well as direct and incremental costs of $7.2 million incurred to maintain the safety of employees and communities and adhere to the enhanced hygiene measures were recognized in the production, exploration and corporate development, and general and administrative line items in the consolidated statements of income.